UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2013

Applied Micro Circuits Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 542-8600

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to 2011 Equity Incentive Plan

On October 23, 2013, Applied Micro Circuits Corporation (the “Company”) amended certain terms and provisions of the Company’s 2011 Equity Incentive Plan (the “2011 Plan”). The amendments to the 2011 Plan primarily included the following (capitalized terms have the meanings set forth in the 2011 Plan):

•	Amendments to Sections 6(a)(ii), 6(b)(ii) and 6(e) clarify the scope of exceptions to the 2011 Plan’s general guidelines that Restricted Stock Awards, Restricted Stock Unit Awards and Other Stock Awards utilize minimum 3-year time-based vesting and minimum 1-year performance-based vesting;

•	An amendment to Section 6(d)(i) reduces from 3 million shares to 750,000 shares the maximum number of shares permitted for Performance Stock Awards made to a single Participant in one year;

•	An amendment to Section 9(c)(i) limits the automatic 1-year vesting acceleration upon a Corporate Transaction to Awards granted prior to October 22, 2013; and

•	An amendment to Section 13(jj) confirms and clarifies that, in approving any Award that is subject to Performance Goals, the Board is permitted, but is not obligated, to select Performance Criteria and otherwise structure an Award in a manner that is intended to comply with the exemption for performance-based compensation under Section 162(m) of the Code.

The amendments described above were approved and adopted by the Board of Directors of the Company in accordance with the powers conveyed to it under Sections 2(b)(ii) and (vi) of the 2011 Plan; stockholder approval of the amendments is not required.

The foregoing summary of the amendments made to the 2011 Plan is qualified in its entirety by reference to the 2011 Plan, as amended and restated effective as of October 23, 2013, a copy of which is attached hereto as Exhibit 10.76 and incorporated by reference herein. A marked copy of the 2011 Plan showing the amendments described herein is attached hereto as Exhibit 10.77 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.76	Applied Micro Circuits Corporation 2011 Equity Incentive Plan, as amended and restated on October 23, 2013.

10.77	Marked copy of Applied Micro Circuits Corporation 2011 Equity Incentive Plan, showing amendments adopted on October 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: October 29, 2013	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President and General Counsel

INDEX TO EXHIBITS

10.76	Applied Micro Circuits Corporation 2011 Equity Incentive Plan, as amended and restated on October 23, 2013.

10.77	Marked copy of Applied Micro Circuits Corporation 2011 Equity Incentive Plan, showing amendments adopted on October 23, 2013.